UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2025

Perspective Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33407	41-1458152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Perspective Therapeutics, Inc. 2401 Elliott Avenue Suite 320
Seattle, Washington		98121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 676-0900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CATX	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 13, 2025, Perspective Therapeutics, Inc. (the "Company") issued a press release (the "Press Release") announcing certain business updates and strategic priorities for the Company and disclosing certain estimated and projected financial information, including its estimated cash, cash equivalents and short-term investments as of December 31, 2024. The amounts included in the Press Release are preliminary, have not been audited and are subject to change upon completion of the Company's audited financial statements for the year ended December 31, 2024. Additional information and disclosures would be required for a more complete understanding of the Company's financial position and results of operations as of December 31, 2024. A copy of the Press Release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Also on January 13, 2025, the Company posted an updated corporate presentation on its website at www.perspectivetherapeutics.com (the "Corporate Presentation"), which included the Company's estimated cash, cash equivalents and short-term investments as of December 31, 2024. A copy of the Corporate Presentation is filed herewith as Exhibit 99.2 and is incorporated by reference herein.

Item 8.01 Other Events.

On January 13, 2025, the Company issued the Press Release, a copy of which is filed herewith as Exhibit 99.1 hereto and is incorporated by reference herein.

A copy of the Corporate Presentation is filed herewith as Exhibit 99.2 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated January 13, 2025.
99.2	Corporate Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERSPECTIVE THERAPEUTICS, INC.

Date:	January 13, 2025	By:	/s/ Johan (Thijs) Spoor
Johan (Thijs) Spoor Chief Executive Officer